NEWS

FOR IMMEDIATE RELEASE
Media relations contact:
Charles Coleman, (626) 302-7982

Investor relations contact:
Scott Cunningham, (626) 302-2540

Edison International Reports First Quarter 2013 Results

ROSEMEAD, Calif., Apr. 30, 2013 – Edison International (NYSE: EIX) today reported first quarter results, as summarized below.

First Quarter Results Summary

	Three Months Ended March 31,
Per Share	2013	2012
Basic earnings from continuing operations	$0.79	$0.54
Basic earnings (loss) from discontinued operations	0.04	(0.26)
Basic earnings (loss)	$0.83	$0.28
Core earnings	$0.77	$0.54
Note: See Use of Non-GAAP Financial Measures in Appendix.

Core Earnings Summary

The increase in core earnings in the first quarter was largely driven by the implementation of rates approved in Southern California Edison’s (SCE) 2012 General Rate Case (GRC), which was approved by the California Public Utilities Commission (CPUC) in November 2012.

“We're off to a strong start in the first quarter, with earnings consistent with our full-year guidance,” said Ted Craver, chairman and chief executive officer of Edison International. “Southern California Edison continues to make substantial investments in infrastructure improvements supporting state policy objectives."

First Quarter Earnings Detail

SCE's first quarter 2013 basic and core earnings were $0.78 per share compared to $0.56 per share in the first quarter of 2012. The core earnings increase was primarily due to the delay in receiving SCE's 2012 General Rate Case, lower operating expenses, largely due to timing, and tax benefits from incremental repair deductions.

Edison International parent company and other reported first quarter 2013 basic earnings from continuing operations of $0.01 per share compared to a $(0.02) per share loss from continuing operations in the first quarter of 2012. Core losses were $(0.01) per share compared to ($0.02) per share in the same period last year.

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Edison International Reports First Quarter 2013 Financial Results

2013 Earnings Guidance

The company reaffirmed its 2013 core earnings guidance of $3.45 to $3.65 per share and updated its basic earnings guidance to a range of $3.51 to $3.71 per share based on first quarter results. See the risk disclosure statement in the Appendix and the presentation accompanying the company’s conference call for further information.
Reconciliation of 2013 Core Earnings Guidance to
Basic Earnings Guidance

	2013 Earnings Guidance as of 2/26/13	2013 Earnings Guidance as of 4/30/13
SCE	$3.70	$3.70
EIX Parent & Other	(0.15)	(0.15)
EIX Core EPS	$3.45 - $3.65	$3.45 - $3.65
Non-core Items	—	0.06
EIX Basic EPS	$3.45 - $3.65	$3.51 - $3.71
Note: See Use of Non-GAAP Financial Measures in Appendix. Non-core items from first quarter only.

About Edison International

Edison International (NYSE:EIX), through its subsidiaries, is a generator and distributor of electric power and an investor in infrastructure and energy assets, including renewable energy. Headquartered in Rosemead, Calif., Edison International is the parent company of Southern California Edison, one of the nation’s largest electric utilities.

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Edison International Reports First Quarter 2013 Financial Results

Appendix

Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and core earnings per share (EPS) internally for financial planning and for analysis of performance. We also use core earnings and core EPS when communicating with analysts and investors regarding our earnings results to facilitate comparisons of the Company’s performance from period to period. Financial measures referred to net income, basic EPS, core earnings, or core EPS also applies to the description of earnings or earnings per share.

Core earnings and core EPS are non-GAAP financial measures and may not be comparable to those of other companies. Core earnings and core EPS are defined as basic earnings and basic EPS excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. Basic earnings and losses refer to net income or losses attributable to Edison International shareholders. Core earnings are reconciled to basic earnings in the attached tables. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for the principal operating subsidiary is not material to the principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which is included in EIX parent & other.

Risk Disclosure Statement

Forward-looking statements about the financial outlook for Edison International and its subsidiaries are included in this news release. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Edison International’s 2012 Form 10-K, and other reports and other reports and presentations filed with the Securities and Exchange Commission which are available at: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this news release, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Reminder: Edison International Will Hold a Conference Call Today

When:            Tuesday, April 30, 2013, 2:00 p.m. (Pacific Daylight Time)
Telephone Numbers:    1-800-369-2198 (US) and 1-773-756-4618 (Int'l) - Passcode: Edison
Telephone Replay:    1-800-925-1773 (US) and 1-402-220-3092 (Int’l) - Passcode: 468529
Telephone replay available through May 9, 2013
Webcast:        www.edisoninvestor.com

Edison International Reports First Quarter 2013 Financial Results

Summary Financial Schedules

First Quarter Basic Earnings Per Share

	Three Months Ended March 31,
Earnings (Loss) Per Share Attributable to Edison International	2013	2012	Change
SCE	$0.78	$0.56	$0.22
EIX parent & other	0.01	(0.02)	0.03
Earnings from continuing operations	0.79	0.54	0.25
Earnings (loss) from discontinued operations[1]	0.04	(0.26)	0.30
Basic earnings[2]	$0.83	$0.28	$0.55
Diluted earnings	$0.82	$0.28	$0.54

1	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

2	The impact of participating securities on the per share amounts is included in EIX parent & other and was zero per share for both quarters.

First Quarter Reconciliation of Core Earnings Per Share
to Basic Earnings Per Share

	Three Months Ended March 31,
Earnings Per Share Attributable to Edison International	2013	2012	Change
Core earnings (loss)[1,2]
SCE	$0.78	$0.56	$0.22
EIX parent & other	(0.01)	(0.02)	0.01
Core earnings	0.77	0.54	0.23
Non-core items
EIX parent & other	0.02	—	0.02
Earnings (loss) from discontinued operations	0.04	(0.26)	0.30
Total non-core items	0.06	(0.26)	0.32
Basic earnings[1]	$0.83	$0.28	$0.55

1	See Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities on the per share amounts is included in EIX parent & other and was zero per share for both periods.

2	Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports First Quarter 2013 Financial Results

First Quarter Basic Earnings

	Three Months Ended March 31,
Earnings (Loss) (in millions) Attributable to Edison International	2013	2012	Change
SCE	$256	$182	$74
EIX parent & other	3	(5)	8
Earnings from continuing operations	259	177	82
Earnings (loss) from discontinued operations	12	(84)	96
Basic earnings	$271	$93	$178
Note: Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

First Quarter Reconciliation of Core Earnings to Basic Earnings

	Three Months Ended March 31,
Earnings (in millions) Attributable to Edison International	2013	2012	Change
Core earnings (loss)
SCE	$256	$182	$74
EIX parent & other	(4)	(5)	1
Core earnings	252	177	75
Non-core items
EIX parent & other	7	—	7
Earnings (loss) from discontinued operations
EIX parent & other	12	(84)	96
Total non-core items	19	(84)	103
Basic earnings	$271	$93	$178
Note: See Use of Non-GAAP Financial Measures in Appendix. Results for Edison Mission Energy reported as non-core discontinued operations for both periods.

Edison International Reports First Quarter 2013 Financial Results

Consolidated Statements of Income	Edison International

	Three months ended March 31,
(in millions, except per-share amounts, unaudited)	2013	2012
Operating revenue	2,632	2,415
Fuel	73	77
Purchased power	780	615
Operation and maintenance	873	946
Depreciation, decommissioning and amortization	414	388
Total operating expenses	2,140	2,026
Operating income	492	389
Interest and other income	34	34
Interest expense	(131)	(126)
Other expenses	(11)	(10)
Income from continuing operations before income taxes	384	287
Income tax expense	98	91
Income from continuing operations	286	196
Income (loss) from discontinued operations, net of tax	12	(84)
Net income	298	112
Dividends on preferred and preference stock of utility	27	19
Net income attributable to Edison International common shareholders	$271	$93
Amounts attributable to Edison International common shareholders:
Income from continuing operations, net of tax	$259	$177
Income (loss) from discontinued operations, net of tax	12	(84)
Net income attributable to Edison International common shareholders	$271	$93
Basic earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding	326	326
Continuing operations	$0.79	$0.54
Discontinued operations	0.04	(0.26)
Total	$0.83	$0.28
Diluted earnings (loss) per common share attributable to Edison International common shareholders:
Weighted-average shares of common stock outstanding, including effect of dilutive securities	329	329
Continuing operations	$0.78	$0.54
Discontinued operations	0.04	(0.26)
Total	$0.82	$0.28
Dividends declared per common share	$0.3375	$0.325

Edison International Reports First Quarter 2013 Financial Results

Consolidated Balance Sheets	Edison International

	March 31,	December 31,
(in millions, unaudited)	2013	2012
ASSETS
Cash and cash equivalents	$115	$170
Receivables, less allowances of $67 and $75 for uncollectible accounts at respective dates	797	762
Accrued unbilled revenue	403	550
Inventory	351	340
Prepaid taxes	26	22
Derivative assets	111	129
Margin and collateral deposits	10	8
Regulatory assets	672	572
Other current assets	185	119
Total current assets	2,670	2,672
Nuclear decommissioning trusts	4,246	4,048
Investments in unconsolidated affiliates	2	2
Other investments	199	184
Total investments	4,447	4,234
Utility property, plant and equipment, less accumulated depreciation of $7,662 and $7,424 at respective dates	30,673	30,200
Nonutility property, plant and equipment, less accumulated depreciation of $126 and $123 at respective dates	72	73
Total property, plant and equipment	30,745	30,273
Derivative assets	81	85
Restricted deposits	4	4
Regulatory assets	6,518	6,422
Other long-term assets	690	704
Total long-term assets	7,293	7,215

Total assets	$45,155	$44,394

Edison International Reports First Quarter 2013 Financial Results

Consolidated Balance Sheets	Edison International

	March 31,	December 31,
(in millions, except share amounts, unaudited)	2013	2012
LIABILITIES AND EQUITY
Short-term debt	$420	$175
Current portion of long-term debt	800	—
Accounts payable	1,100	1,423
Accrued taxes	134	61
Accrued interest	126	176
Customer deposits	196	193
Derivative liabilities	107	126
Regulatory liabilities	443	536
Deferred income taxes	174	64
Other current liabilities	779	990
Total current liabilities	4,279	3,744
Long-term debt	8,829	9,231
Deferred income taxes	6,289	6,127
Deferred investment tax credits	103	104
Customer advances	150	149
Derivative liabilities	1,014	939
Pensions and benefits	2,610	2,614
Asset retirement obligations	2,824	2,782
Regulatory liabilities	5,470	5,214
Other deferred credits and other long-term liabilities	2,278	2,299
Total deferred credits and other liabilities	20,738	20,228
Total liabilities	33,846	33,203
Commitments and contingencies
Common stock, no par value (800,000,000 shares authorized; 325,811,206 shares issued and outstanding at each date)	2,380	2,373
Accumulated other comprehensive loss	(87)	(87)
Retained earnings	7,262	7,146
Total Edison International's common shareholders' equity	9,555	9,432
Preferred and preference stock of utility	1,754	1,759
Total noncontrolling interests	1,754	1,759
Total equity	11,309	11,191
Total liabilities and equity	$45,155	$44,394

Edison International Reports First Quarter 2013 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Three months ended March 31,
(in millions, unaudited)	2013	2012
Cash flows from operating activities:
Net income	$298	$112
Less: Income (loss) from discontinued operations	12	(84)
Income from continuing operations	286	196
Adjustments to reconcile to net cash provided by operating activities:
Depreciation, decommissioning and amortization	414	388
Regulatory impacts of net nuclear decommissioning trust earnings	25	77
Other amortization and other	17	19
Stock-based compensation	6	8
Deferred income taxes and investment tax credits	174	30
Proceeds from U.S. treasury grants	—	29
Changes in operating assets and liabilities:
Receivables	(38)	88
Inventory	(11)	10
Margin and collateral deposits, net of collateral received	(2)	(1)
Prepaid taxes	(5)	11
Other current assets	82	17
Accounts payable	(65)	(47)
Accrued taxes	60	170
Other current liabilities	(255)	(302)
Derivative assets and liabilities, net	79	273
Regulatory assets and liabilities, net	(199)	(254)
Other assets	(13)	(9)
Other liabilities	(49)	72
Operating cash flows from continuing operations	506	775
Operating cash flows from discontinued operations, net	—	(98)
Net cash provided by operating activities	506	677
Cash flows from financing activities:
Long-term debt issued	398	395
Long-term debt issuance costs	(4)	(4)
Long-term debt repaid	(1)	(2)
Preference stock issued, net	387	345
Preference stock redeemed	(400)	—
Short-term debt financing, net	245	(86)
Settlements of stock-based compensation, net	(32)	(22)
Dividends to noncontrolling interests	(30)	(14)
Dividends paid	(110)	(106)
Financing cash flows from continuing operations	453	506
Financing cash flows from discontinued operations, net	—	279
Net cash provided by financing activities	$453	$785

Edison International Reports First Quarter 2013 Financial Results

Consolidated Statements of Cash Flows	Edison International

	Three months ended March 31,
(in millions, unaudited)	2013	2012
Cash flows from investing activities:
Capital expenditures	$(979)	$(1,189)
Proceeds from sale of nuclear decommissioning trust investments	435	602
Purchases of nuclear decommissioning trust investments and other	(466)	(684)
Other investments and customer advances for construction	(4)	(3)
Investing cash flows from continuing operations	(1,014)	(1,274)
Investing cash flows from discontinued operations, net	—	(174)
Net cash used by investing activities	(1,014)	(1,448)
Net (decrease) increase in cash and cash equivalents	(55)	14
Cash and cash equivalents at beginning of period	170	1,469
Cash and cash equivalents at end of period	115	1,483
Cash and cash equivalents from discontinued operations	—	1,300
Cash and cash equivalents from continuing operations	$115	$183